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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported):  OCTOBER 31, 2006


                              M & F WORLDWIDE CORP.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                001-13780                                02-0423416
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         (Commission File Number)                      (IRS Employer
                                                     Identification No.)

                  35 East 62nd Street, New York, New York 10021
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               (Address of Principal Executive Offices) (Zip Code)

                                  212-572-8600
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

       On October 31, 2006, Mafco Worldwide Corporation ("Mafco"), a wholly-owned subsidiary of M & F Worldwide Corp. (the "Company"), entered into a First Amendment (the "Amendment") to the Employment Agreement dated as of August 1, 2001 by and between Mafco and Stephen G. Taub, Mafco's President and Chief Executive Officer (the "Employment Agreement"). The Amendment, which is subject to shareholder approval at the next annual meeting of shareholders in 2007, amends the Employment Agreement to provide that the maximum bonus payable to Mr. Taub under the contract's performance bonus provisions will be $2,000,000 with respect to any calendar year, rather than $1,000,000 provision in effect prior to the Amendment. The Amendment also provides that the bonus, if any, will be paid no later than March 15th of the year next following the year in which the bonus was earned. All other material terms of the Employment Agreement remain unchanged. Mr. Taub is also a director of the Company.


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ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 10.1 First Amendment to the Employment Agreement by and between Mafco Worldwide Corporation and Stephen G. Taub, dated October 31, 2006.



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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       M & F WORLDWIDE CORP.

                                       By: /s/ Barry F. Schwartz, Esq.
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                                           Name:   Barry F. Schwartz, Esq.
                                           Title:  Executive Vice President and
                                                   General Counsel


Date: October 31, 2006



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                               INDEX TO EXHIBITS
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EXHIBIT NUMBER      DESCRIPTION
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Exhibit 10.1        First Amendment to the Employment  Agreement by and between
                    Mafco Worldwide Corporation and Stephen G. Taub, dated October 31, 2006.